Exhibit 99.2

1Q 2018 Conference Call

Forward - Looking Statements This presentation contains forward - looking statements concerning Atomera Incorporated (“Atomera,” the “Company,” “we,” “us,” and “our”). The words “believe,” “may,” “will,” “potentially,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “woul d,” “project,” “plan,” “expect” and similar expressions that convey uncertainty of future events or outcomes are intended to iden tif y forward - looking statements. These forward - looking statements are subject to a number of risks, uncertainties and assumptions, including those described in the “Risk Factors” section of our Annual Report on Form 10 - K for the year ended December 31, 2017 filed with the SEC on March 6, 2018 (the “2017 Annual Report”). In light of these risks, uncertainties and assumptions, the f orw ard - looking events and circumstances discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in our forward - looking statements. You should not rely upon forward - looking statements as predictions of future events. Although we believe that the expectations reflected in our forward - looking statement s are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances desc rib ed in the forward - looking statements will be achieved or occur. This presentation contains only basic information concerning Atomera . The Company’s filings with the Securities Exchange Commission, including the 2017 Annual Report, include more information about factors that could affect the Company’s operatin g and financial results. We assume no obligation to update information contained in this presentation. Although this presentati on may remain available on the Company's website or elsewhere, its continued availability does not indicate that we are reaffirm ing or confirming any of the information contained herein. 2

Technology at the Atomic Level 3 Company Overview Strong, Growing and Defensible Patent Portfolio High Leverage IP Licensing Business Model Top Tier Management Team Transistor enhancement technology for the $400B semiconductor market

4 Customer Engagement Phases Customer Wafer Manufacturing Atomera MST® Deposition Customer MST® Deposition Phase 3 Integration Phase 4 Installation Phase 5 Qualification Phase 6 Production Phase 1 Planning Phase 2 Setup Royalties License

5 First Installation Complete Customer Wafer Manufacturing Atomera MST® Deposition Customer MST® Deposition Phase 3 Integration Phase 3+ Installation Phase 4 Qualification Phase 5 Production Phase 1 Planning Phase 2 Setup

Customer Pipeline 0 2 4 6 8 10 12 14 16 18 IPO 3Q 16 4Q 16 1Q 17 2Q 17 3Q 17 4Q 17 1Q 18 Number of Customers Phase 1 Phase 2 Phase 3 Now engaged with 50% of the world’s top semiconductor makers* * 10 of the top 20 (IC Insights, McClean Report 2017) Customer Pipeline 6

Customer Pipeline 0 2 4 6 8 10 12 14 16 18 IPO 3Q 16 4Q 16 1Q 17 2Q 17 3Q 17 4Q 17 1Q 18 Number of Customer Engagements Phase 1 Phase 2 Phase 3 Now engaged with 50% of the world’s top semiconductor makers* * 10 of the top 20 (IC Insights, McClean Report 2017) Customer Engagement Pipeline 7

Technology and Market Segments

Comparison of SOI Versus Bulk FinFET Technologies for 6T-SRAM Voltage Scaling at the 7-/8-nm Node

edtm 2017

Punch-Through Stop Doping Profile Control via Interstitial Trapping by Oxygen-Insertion Silicon Channel

AIP | Journal of Applied Physics

Effects of Oxygen-Inserted Layers on Diffusion of Boron, Phosphorus, and Arsenic in Silicon for Ultra-Shallow Junction Formation

2017

The Impact of Oxygen Insertion Technology on SRAM Yield Performance

Leading Analog

Mainstream

Leading Planar

Advanced 3D

(12) United States Patent (10) Patent No.: US 9,941,359 B2
Mears et al. (45) Date of Patent: April 2018

(54) SEMICONDUCTOR DEVICES WITH SUPERLATTICE AND PUNCH-THROUGH STOP (PTS) LAYERS AT DIFFERENT DEPTHS AND RELATED METHODS

(71) Applicant: Atomera, Incorporated, Los Gatos, CA (US)

(12) United States Patent (10) Patent No.: US 972,685 B2
Mears et al. (45) Date of Patent: May 2018

(54) VERTICAL SEMICONDUCTOR DEVICES INCLUDING SUPERLATTICE PUNCH THROUGH STOP LAYER AND RELATED METHODS

(71) Applicant: Atomera, Incorporated, Los Gatos, CA (US)

350nm 180nm 130nm 90nm 65nm 40nm 28nm 22nm 16nm 14nm 10nm 7nm 5nm

8

atomera

Financials * For a full reconciliation of GAAP and non - GAAP results, please see our press release issued May 3, 2018. 9 Q1 2018 Q4 2017 Q3 2017Q2 2017Q1 2017 GAAP Results Revenue - $0.1M - - - Gross Profit - $0.1M - - - Operating Expense ($3.1M) ($2.7M) ($3.3M)($3.7M)($3.6M) Net Loss ($3.1M) ($2.6M) ($3.3M)($3.6M)($3.5M) Loss Per Share ($0.26) ($0.21) ($0.28) ($0.31) ($0.31) Reconciliation between GAAP & Non-GAAP* Net Loss (GAAP) ($3.1M) ($2.6M) ($3.3M)($3.6M)($3.5M) Interest Expense - Stock-Based Compensation $0.5M $0.5M $0.9M $1.4M $1.2M Adjusted EBITDA (Non-GAAP)* ($2.6M) ($2.1M) ($2.4M)($2.2M)($2.4M) Cash at March 31, 2018 $14.5M Shares Outstanding at March 31, 2018 12.4M 2017

Summary slide? Summary 10 • Completed first installation of MST on customer Epi tool • Started first multi - process engagements at three customers • Increased the number of customers in Phase III (Integration) by 50% • Reached 17 total customer engagements • Continued to expand our technology reach • Building momentum to commercialization

1Q 2018 Conference Call